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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 24, 2002


                             INTERVOICE-BRITE, INC.
             (Exact name of registrant as specified in its charter)


            Texas                   0-13616                 75-1927578
(State or other jurisdiction      (Commission             (IRS Employer
     of incorporation)            File Number)          Identification No.)


                             17811 Waterview Parkway
                               Dallas, Texas 75252
          (Address, including zip code, of principal executive offices)

       Registrant's telephone number, including area code: (972) 454-8000


                                 Not applicable

          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS.

         On June 24, 2002 InterVoice-Brite, Inc. (the "Company") announced in a press release its earnings for the quarter ended May 31, 2002. The foregoing is qualified by reference to the Press Release which is filed as an exhibit to this Report and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

         Not applicable.

         (b) PRO FORMA FINANCIAL INFORMATION.

         Not applicable.

         (c) EXHIBITS.

99.1 Press Release dated June 24, 2002, announcing the Company's earnings for the quarter ended May 31, 2002.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           INTERVOICE-BRITE, INC.

                                           By: /s/ Rob-Roy J. Graham
                                               ---------------------------------
                                               Rob-Roy J. Graham
                                               Chief Financial Officer and
                                               Secretary

Date:    June 25, 2002



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                                INDEX TO EXHIBITS

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

Exhibit
Number         Description
-------        -----------
99.1           Press Release dated June 24, 2002, announcing the Company's earnings for the quarter ended May 31, 2002.
